                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           NATIONAL BEVERAGE CORP.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

NATIONAL BEVERAGE CORP.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         TIME:            2:00 P.M. (LOCAL TIME)
         DATE:            OCTOBER 25,  1996
         PLACE:           ___________________

         At the Annual Meeting of Shareholders of National Beverage Corp. (the "Company"), and any adjournments or postponements thereof (the "Meeting"), the following proposals are on the agenda for action by the shareholders:

                 1. TO ELECT ONE DIRECTOR TO SERVE AS A CLASS III DIRECTOR FOR A TERM OF THREE YEARS.

                 2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         Only holders of record of common stock, par value $.01 per share, of the Company, at the close of business on September 9, 1996 are entitled to notice of, and to vote at, the Meeting.

         A complete list of the shareholders entitled to vote at the Meeting will be open for examination by any shareholder, for any proper purpose, at the Meeting and during ordinary business hours for a period of ten days prior to the Meeting at the corporate offices of the Company at One North University Drive, Fort Lauderdale, Florida 33324, as well as at _______________________.

         A Proxy Statement, setting forth certain additional information, and the Company's Annual Report accompany this Notice of Annual Meeting.

         All shareholders are cordially invited to attend the Meeting in person. PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE addressed to the Company, since a majority of the outstanding shares entitled to vote at the Meeting must be represented at the Meeting in order to transact business. Shareholders have the power to revoke any such proxy at any time before it is voted at the Meeting and the giving of such proxy will not affect your right to vote in person at the Meeting. Your vote is very important.

                                        By Order of the Board of Directors,




                                        Nick A. Caporella
                                        Chairman of the Board of Directors,
                                        Chief Executive Officer and President

September ___, 1996
Fort Lauderdale, Florida

PROXY STATEMENT

         This Proxy Statement is furnished to shareholders of National Beverage Corp., a Delaware corporation (the "Company") in connection with the solicitation, by order of the Board of Directors of the Company (the "Board of Directors"), of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at _________________________________________, on October
25, 1996 at 2:00 p.m., local time, or any adjournment or postponement thereof (the "Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors. The mailing address of the principal executive offices of the Company is P.O. Box 16720, Fort Lauderdale, Florida 33318. The approximate date on which this Proxy Statement and the accompanying form of proxy were first sent to shareholders is September ___, 1996.


         A shareholder who gives a proxy may revoke it at any time before it is exercised by sending a written notice to Joseph G. Caporella, Executive Vice President and Corporate Secretary, at the address set forth above, by returning a later dated signed proxy, or by attending the Meeting and voting in person. Unless the proxy is revoked, the shares represented thereby will be voted as specified at the Meeting or any adjournment or postponement thereof.


         The Annual Report of the Company for the fiscal year ended April 27, 1996 (the "Annual Report") is being mailed with this Proxy Statement to all holders of record as of September 9, 1996 of common stock, par value $.01 per share, of the Company (the "Common Stock"). Additional copies of the Annual Report will be furnished to any shareholder upon request.


         Any proposal of a shareholder intended to be presented at the Company's 1997 Annual Meeting of Shareholders must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than ___________, 1997.

SECURITY OWNERSHIP

PRINCIPAL SHAREHOLDERS

         Each holder of Common Stock is entitled to one vote for each share held of record at the close of business on September 9, 1996. As of such date, 9,219,764 shares of Common Stock were outstanding. As of September 9, 1996, the only persons known by the Company to own of record or beneficially more than 5% of the outstanding Common Stock were the following:

                                                            AMOUNT AND
                                                            NATURE OF
NAME AND ADDRESS                                            BENEFICIAL
OF BENEFICIAL OWNER               TITLE OF CLASS            OWNERSHIP        PERCENT OF CLASS
- -------------------               --------------            ---------        ----------------
Nick A. Caporella                 Common Stock              7,133,652(1)            77.4%
One North University Drive
Fort Lauderdale, Florida 33324

IBS Partners Ltd.                 Common Stock              6,937,968               75.3%
Three Riverway, Suite 440
Houston, Texas  77056

         (1) Includes 6,937,968 shares owned by IBS Partners Ltd. ("IBS"). IBS is a Texas limited partnership of which Mr. Caporella is the sole general partner. By virtue of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Mr. Caporella would be deemed to beneficially own the shares of Common Stock owned by IBS. Also includes 5,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.

MANAGEMENT

         The table below reflects as of September 9, 1996 the number of shares of Common Stock beneficially owned by the directors and each of the executive officers named in the Summary Compensation Table hereinafter set forth, and the number of shares beneficially owned by all directors and executive officers as a group:

                                           AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP              PERCENT OF CLASS
- ------------------------                   --------------------              ----------------
Nick A. Caporella                          7,133,652        (1)                      77.4%
Joseph G. Caporella                           22,000        (2)                        *
S. Lee Kling                                  33,500                                   *
Joseph P. Klock, Jr.                           6,000        (3)                        *
All executive officers and directors       7,198,052        (4)                      78.1%
as a group (7 in number)

                 *Less than 1%
         (1) Includes 6,937,968 shares held by IBS. Mr. Caporella is the sole general partner of IBS. Also includes 5,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.
         (2) Represents shares issuable upon exercise of currently exercisable options.
         (3) Includes 4,000 shares issuable upon exercise of currently exercisable options.
         (4) Includes 26,000 shares issuable upon exercise of currently exercisable options.

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms so filed.

         Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that, during the fiscal year ended April 27, 1996, its executive officers, directors and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements.


QUORUM

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum.


PROPOSAL FOR ELECTION OF DIRECTORS

         The Board of Directors is currently comprised of four directors elected in three classes (the "Classes"), with one Class I director, two Class II directors and one Class III director. Directors in each class hold office for three year terms. The terms of the Classes are staggered so that the term of one Class terminates each year. The term of the current Class III director expires at the 1996 Annual Meeting and when his respective successor has been duly elected and qualified.

         The Board of Directors has nominated Nick A. Caporella for election as director in Class III with a term of office of three years expiring at the Annual Meeting of Shareholders to be held in 1999. In order to be elected as a director, a nominee must receive a plurality of affirmative votes cast by the shares present or represented at a duly convened meeting. Shareholders have no right to vote cumulatively.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE FOR THE CLASS
                                 III DIRECTOR.


INFORMATION AS TO NOMINEE AND OTHER DIRECTORSHIPS

         The following information concerning principal occupation or employment during the past five years, other directorships and age has been furnished to the Company by the nominee for the Class III director, and by the directors in Classes I and II whose terms expire at the Company's Annual Meeting of Shareholders in 1997 and 1998, respectively, and when their respective successors have been duly elected and qualified.


NOMINEE FOR DIRECTOR

CLASS III

                                                   PRINCIPAL OCCUPATION
                                                   OR EMPLOYMENT DURING              DIRECTOR         TERM
         NAME                     AGE              THE PAST FIVE YEARS               SINCE            EXPIRES
         ----                     ---              -------------------               -----            -------
         Nick A. Caporella        60               Chairman of the Board,            1985             1999
                                                   Chief Executive Officer,
                                                   and President of National
                                                   Beverage Corp.

DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE ANNUAL MEETING

CLASS I

                                                   PRINCIPAL OCCUPATION
                                                   OR EMPLOYMENT DURING              DIRECTOR         TERM
         NAME                     AGE              THE PAST FIVE YEARS               SINCE            EXPIRES
         ----                     ---              -------------------               -----            -------
         Joseph G. Caporella      36               Executive Vice President          1987             1997
                                                   and Corporate Secretary
                                                   of National Beverage Corp.

CLASS II

                                                   PRINCIPAL OCCUPATION
                                                   OR EMPLOYMENT DURING              DIRECTOR         TERM
         NAME                     AGE              THE PAST FIVE YEARS               SINCE            EXPIRES
         ----                     ---              -------------------               -----            -------
         S. Lee Kling             67               Chairman of the Board             1993             1998
                                                   of Kling Rechter & Co.,
                                                   a merchant banking
                                                   company

         Joseph P. Klock, Jr.     47               Chairman and Managing             1987             1998
                                                   Partner of Steel, Hector
                                                   & Davis, a law firm
                                                   located in Miami, Florida

Additional information regarding the nominee for election as director and the continuing directors of the Company is as follows:


NOMINEE

         Nick A. Caporella has served as Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer of the Company since the Company was founded in 1985. Mr. Caporella served as President and Chief Executive Officer (since 1976) and Chairman of the Board (since 1989) of Burnup & Sims Inc. ("Burnup") until March 11, 1994. Since January 1, 1992, Mr. Caporella's services are provided to the Company through Corporate Management Advisers, Inc. (the "Management Company"), a company which he owns. See "Certain Relationships and Related Party Transactions."


CONTINUING DIRECTORS

         Joseph G. Caporella has served as Executive Vice President and Corporate Secretary of the Company since January 1991. From January 1990 to January 1991, he served as Executive Vice President of BevCo Sales, Inc., a subsidiary of the Company. Mr. Joseph G. Caporella is the son of Mr. Nick A. Caporella.

         S. Lee Kling has served as Chairman of the Board of Kling Rechter & Co., a merchant banking company, since December 1, 1991. Mr. Kling served as Chairman of the Board of Landmark Bancshares Corp., a bank holding company located in St. Louis, Missouri, from 1974 through December 1991, when the Company merged with Magna Group, Inc. He served additionally as the company's Chief Executive Officer from 1974 through October 1990. Mr. Kling also serves on the Board of Directors of Bernard Chaus, Inc., E-Systems, Inc., Falcon Products, Inc., Hanover Direct, Inc., Lewis Galoob Toys, Inc., Magna Group, Inc., and Top Air Manufacturing, Inc.

         Joseph P. Klock, Jr. is Chairman and Managing Partner of Steel, Hector & Davis, a law firm located in Miami, Florida, and has been a partner of the firm since 1977.


INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors held five meetings during the fiscal year ended April 27, 1996 ("Fiscal 1996"). The Board of Directors has standing Audit, Compensation and Stock Option, and Nominating Committees.

         The members of the Company's Audit Committee are Messrs. Kling (Chairman) and Klock. During Fiscal 1996, the Audit Committee held three meetings. The principal functions of the Audit Committee are to recommend to the Board of Directors the engagement of the independent accountants of the Company and review with the independent accountants and the Company's internal audit department the scope and results of audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent accountants.

         The members of the Company's Compensation and Stock Option Committee are Messrs. Klock (Chairman), Kling and Joseph G. Caporella. During Fiscal 1996, the Compensation and Stock Option Committee held two meetings. The principal functions of the Compensation and Stock Option Committee are to review and approve all salary arrangements, including annual incentive awards, for officers and employees of the Company and to administer the Company's employee benefit plans.

         The members of the Company's Nominating Committee are Messrs. Nick A. Caporella (Chairman) and Kling. During Fiscal 1996, the Nominating Committee held one meeting. The Nominating Committee recommends to the Board of Directors candidates for election to the Board of Directors.

         Each director attended all of the meetings of the board and committees on which he serves.


DIRECTOR COMPENSATION

         Officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or of any Committee of the Board of Directors. Non-management directors receive a retainer fee of $15,000 per annum, a fee of $600 for each board meeting attended and a fee of $400 ($600 in the case of a committee chairman) for each committee meeting attended.


EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table shows, for the fiscal years ended April 27, 1996, April 29, 1995 and April 30, 1994, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and to the single other executive officer of the Company whose combined salary and bonus exceeded $100,000 in Fiscal 1996:


                                                            SUMMARY COMPENSATION TABLE

                                                            ANNUAL COMPENSATION      LONG TERM COMPENSATION AWARDS
                                                            -------------------      -----------------------------
                                           YEAR             SALARY           BONUS   SECURITIES UNDERLYING OPTIONS
                                           ----             ------           -----   -----------------------------
         Nick A. Caporella (1)             1996                 -                -               -
           Chairman of the Board,          1995                 -                -               -
           President, and Chief            1994                 -                -               -
           Executive Officer

         Joseph G. Caporella               1996             $ 135,000        $ 80,794          6,500
           Executive Vice President        1995               131,250          88,000         30,000
           and Corporate Secretary         1994               109,000          75,000            -

         (1) Mr. Caporella's services are provided to the Company through the Management Company, an entity owned by Mr. Caporella. The Management Company provides management services to the Company and its subsidiaries through a group of employees, including Mr. Caporella, and receives an annual base fee equal to one percent (1%) of consolidated net sales of the Company, plus incentive compensation based on certain factors to be determined by the Compensation and Stock Option Committee. The Company accrued $3,504,000, $3,487,000 and $3,477,000 for services rendered by the Management Company in fiscal years 1996, 1995 and 1994, respectively, and no incentive compensation was accrued and or paid in any year. No other employee of the Management Company was paid in excess of $100,000 with respect to services provided to the Company in fiscal year 1996. See "Certain Relationships and Related Party Transactions".


OPTION GRANTS IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE VALUE AT
                            INDIVIDUAL GRANTS                                        ASSUMED ANNUAL RATES OF STOCK
         ------------------------------------------------                            PRICE APPRECIATION FOR OPTION TERM
         NO. OF SECURITIES     % OF TOTAL OPTIONS GRANTED   EXERCISE    EXPIRATION   ----------------------------------
NAME     UNDERLYING OPTIONS   TO EMPLOYEES IN FISCAL YEAR   PRICE       DATE         5%               10%
- ----     ------------------   ---------------------------   -----       ----         --               ---
Joseph G.
Caporella        6,500                     7.5%             $5.13       01-06        $20,995          $53,170


AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FISCAL 1996 YEAR-END OPTION
VALUES

         No named executive officer exercised stock options during the fiscal year ended April 27, 1996. The following table sets forth information with respect to the named executive officer concerning unexercised options held as of April 27, 1996:

                 NO. OF SECURITIES UNDERLYING UNEXERCISED OPTIONS   VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS (1)
                 ------------------------------------------------   ---------------------------------------------
NAME             EXERCISABLE               UNEXERCISABLE            EXERCISABLE               UNEXERCISABLE
- ----             -----------               -------------            -----------               -------------
Joseph G.
Caporella        22,000                    24,500                   $145,720                  $117,860


         (1) Amount reflects potential gains on outstanding options based on the closing price of the Common Stock on April 26, 1996.

         The Company does not maintain any reportable long-term incentive plans.

COMPENSATION COMMITTEE REPORT

         The Compensation and Stock Option Committee of the Board of Directors has furnished the following report:

         Mr. Nick A. Caporella was not compensated by the Company or its subsidiaries during the past fiscal year. Corporate Management Advisers, Inc., a Delaware corporation, of which all of the outstanding shares of capital stock are owned by Nick A. Caporella, provides management services to the Company and its subsidiaries through a group of employees, including Nick A. Caporella, and receives a management fee from the Company pursuant to the terms of a management agreement adopted in fiscal 1992 prior to the Company having publicly traded shares. (See "Certain Relationships and Related Party Transactions".) The Management Company receives an annual base fee from the Company equal to one percent of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Company has accrued $3,504,000 for services rendered by the employees of the Management Company for the fiscal year ended April 27, 1996. No incentive compensation has been incurred or approved under the management agreement since its inception in fiscal 1992.

         The Company's compensation structure has been designed to enable the Company to attract, motivate and retain top quality executives by providing a fully competitive and comprehensive package which reflects individual performance as well as annual incentive awards. The awards are payable in cash and are based on the achievement of performance goals established by the Committee, in consultation with the Chief Executive Officer. Consideration is also given to comparable compensation data for persons holding similarly responsible positions at other companies in determining appropriate compensation levels. In addition, long-term, stock-based awards are granted to strengthen the mutuality of interest between the executive and the Company's shareholders and to motivate and reward the achievement of important long-term performance objectives of the Company.

         Long-term incentive compensation for executives currently consists of stock-based awards made under the Company's 1991 Omnibus Incentive Plan, of which there are outstanding stock options with vesting schedules typically of five years. The Company issues stock awards with long term vesting schedules to increase the level of the executive's stock ownership by continued employment with the Company. The long-term incentive programs are intended to provide rewards to executives only if value is created for shareholders over time and the executive continues in the employ of the Company. The Committee believes that employees should have sufficient holdings of the Company's Common Stock so that their decisions will appropriately foster growth in the value of the Company. The Committee reviews with the Chief Executive Officer the recommended individual awards for those executives, other than the Chief Executive Officer, and evaluates the scope of responsibility, strategic and operational goals and individual contributions in making final awards.

         Compensation and Stock Option Committee:
                 Mr. Joseph P. Klock, Jr
                 Mr. S. Lee Kling
                 Mr. Joseph G. Caporella

PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Common Stock for the period from September 9, 1991 (the date the Company's stock became actively publicly traded) through April 27, 1996 with the cumulative total return of the S&P 500 Stock Index and a Company constructed index of peer companies. Included in the Company constructed peer group index are Clearly Canadian Beverage Corporation, Coca-Cola Enterprises, Inc. and Coca Cola Bottling Co. Consolidated. The graph assumes that the value of the investment in Common Stock was $100 on September 9, 1991 and that all dividends were reinvested.

         COMPARISON OF TOTAL RETURN SINCE SEPTEMBER 9, 1991 OF NATIONAL
            BEVERAGE COMMON STOCK, S&P 500, AND PEER GROUP COMPANIES


                                    [GRAPH]


                          9/9/91    5/2/92    5/1/93   4/30/94   4/29/95    4/27/96
                          ------    ------    ------   -------   -------    -------
National Beverage        $100.00   $ 89.76   $ 80.67   $ 86.36   $125.00    $170.45
S&P 500                  $100.00   $106.93   $116.80   $123.02   $144.51    $188.16
Peer Group               $100.00   $ 87.52   $ 79.95   $105.66   $132.08    $171.29



CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         The Company is a party to a management agreement with Corporate Management Advisers, Inc., a corporation owned by Nick A. Caporella, pursuant to which, effective January 1, 1992, the Management Company has provided corporate finance, strategic planning, business development and other management services to the Company and its subsidiaries.

         The management agreement requires the Management Company to provide to the Company, subject to the direction and supervision of the Board of Directors of the Company (i) senior corporate functions (including supervision of the Company's financial, legal, executive recruitment, internal audit and management information systems departments) as well as the services of a Chief Executive Officer and (ii) services in connection with acquisitions, dispositions and financings by the Company, including identifying and profiling acquisition candidates, negotiating and structuring potential transactions and arranging financing for any such transaction.

         The Management Company receives an annual base fee from the Company equal to one percent of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Company has accrued $3,504,000 for services rendered by the Management Company for the fiscal year ended April 27, 1996. No incentive compensation has been incurred or approved under the management agreement since its inception in fiscal 1992. (See "Executive Compensation".) Effective May 1, 1992, NewBevCo., Inc., a wholly-owned subsidiary of the Company, assumed the obligations of the Company to pay any fees owed to the Management Company to the extent the Management Company provides services to NewBevCo., Inc. and its subsidiaries. Pursuant to its terms, the management agreement currently expires on December 31, 1997, and automatically renews for additional one year periods unless earlier terminated by either party.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's financial statements for the fiscal years ended April 27, 1996 and April 29, 1995 have been examined by Coopers & Lybrand L.L.P, independent certified public accountants, and for the fiscal year ended April 30, 1994 by the firm of Deloitte & Touche LLP, independent certified public accountants. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

         Subsequent to the Meeting, the Company's Board of Directors intends to review the appointment of independent certified public accountants for the next fiscal year.


PROXY SOLICITATION

         The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. Proxies may be solicited by personal interview, mail, telephone or telegraph. The Company will also request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of the Company's Common Stock of whom they have knowledge, and the Company will reimburse them for their expense in so doing. Certain directors, officers and other employees of the Company may solicit proxies without additional remuneration.


METHOD OF COUNTING VOTES

         Pursuant to rules promulgated by the Commission, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to vote "for" or "withhold authority" (or abstain) to vote for the director nominee. Under applicable securities laws, Delaware law and the Company's Restated Certificate of Incorporation and By-laws, an abstention or withholding of authority to vote will have no effect on the outcome of the election of directors, as such election is determined by the number of votes cast. With regard to the election of directors, however, shares represented at the Meeting by proxies containing instructions to abstain, or withholding authority to vote, will nonetheless be counted as present for purposes of determining whether a quorum exists at the Meeting.

         A broker non-vote occurs when a broker holding shares registered in a street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under Delaware law and the Company's Restated Certificate of Incorporation and By-laws, broker non-votes will have no impact on any of the matters submitted to the shareholders, but shares represented by a proxy card marked with a non-vote would be counted as present for purposes of determining the existence of a quorum.


DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

         The Board of Directors does not now intend to bring before the Meeting any matters other than those disclosed in the Notice of Annual Meeting, and it does not know of any business which persons other than the Board of Directors intend to present at the Meeting. Should any other matter requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by any such proxy discretionary authority to vote the same in respect of any such other matter in accordance with their best judgment.

         Please date, sign and return the proxy at your earliest convenience in the enclosed envelope addressed to the Company; no postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings.


                                   By Order of the Board of Directors,



                                   Nick A. Caporella
                                   Chairman of the Board of Directors
                                   Chief Executive Officer and President


September ___, 1996
Fort Lauderdale, Florida

                                                                      APPENDIX A


                            NATIONAL BEVERAGE CORP.
        PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - ______________, 1996
               SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby constitutes and appoints _____________ and ______________, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of the Shareholders of NATIONAL BEVERAGE CORP., to be held at __________________________________, on __________________, 1996 at 2:00 p.m. local time, and at any adjournments or postponements thereof, on all matters coming before said meeting:

1.    Election of Class III Director for a term of three years:

                     Nominee:
                     Nick A. Caporella
                     (Mark only one of the following boxes)

      [  ]  VOTE FOR the nominee listed      [  ]  VOTE WITHHELD for the
            above                                  nominee listed above

2. In their discretion, upon any other business which may properly come before the meeting or any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election as a Class III Director of the nominee of the Board of Directors.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated August ____, 1996.

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer, or other representative, please give full title. If more than one trustee, all should sign. Joint owners must each sign.)


[                                        ]   Date:                  , 1996
                                                  ------------------


                                             ------------------------------

[                                        ]
                                             ------------------------------
                                             Signature of Shareholder(s)


              Please date and sign exactly as name appears above.